EXHIBIT 99.2

CLASS   SIZE   TYPE   CPN     MTR    STRIPPED OFFER       FULL CPN OFFER    CPN
5A1     32mm   5/1    3.96    60     N+150 @ $101-16      N+171 $102-00    4.405
6A1     14.5   7/1    4.23    82     N+170 @ $101-16      N+197 $102-20    4.961

* All bonds run to earlier of balloon at reset or 5% cleanup call
* pricing speed is 25cpr
* settle is July 30
* on stripped bonds, we will adjust coupon to maintain spread and $ as mkt moves marm0302 - Price/Yield - 5A1

Balance     $32,000,000.00    Delay                    24    WAC(5)    4.833
Coupon              3.9653    Dated              7/1/2003    NET(5)    4.404
Settle           7/30/2003    First Payment     8/25/2003    WAM(5)      359

*Coupon = netrate - 0.4392 through month 59 then netrate - 0.35

Run to the earlier of 5% cleanup call and the weighted average reset in 60 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-08                  3.6348          3.5389          3.4414          3.3395
       101-09                  3.6276          3.5297          3.4301          3.3262
       101-10                  3.6204          3.5205          3.4189          3.3129
       101-11                  3.6132          3.5113          3.4077          3.2996
       101-12                  3.6060          3.5022          3.3965          3.2863
       101-13                  3.5989          3.4930          3.3853          3.2730
       101-14                  3.5917          3.4838          3.3741          3.2597
       101-15                  3.5845          3.4746          3.3630          3.2464
       101-16                  3.5774          3.4655          3.3518          3.2332
       101-17                  3.5702          3.4563          3.3406          3.2199
       101-18                  3.5631          3.4471          3.3294          3.2067
       101-19                  3.5559          3.4380          3.3183          3.1934
       101-20                  3.5487          3.4288          3.3071          3.1802
       101-21                  3.5416          3.4197          3.2960          3.1670
       101-22                  3.5344          3.4105          3.2848          3.1538
       101-23                  3.5273          3.4014          3.2737          3.1406
       101-24                  3.5202          3.3923          3.2626          3.1274

Spread @ Center Price              93             124             139             150
         WAL                     4.79            3.69            3.00            2.50
      Mod Durn                  4.285           3.349           2.747           2.315
  Principal Window      Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.12            1.12            1.12            1.12
       CMT_1YR                   1.09            1.09            1.09            1.09


                               35 CPR          50 CPR          60 CPR          70 CPR
       101-08                  3.1583          2.7701          2.4037          1.9524
       101-09                  3.1412          2.7451          2.3714          1.9110
       101-10                  3.1242          2.7202          2.3391          1.8696
       101-11                  3.1072          2.6953          2.3068          1.8282
       101-12                  3.0903          2.6704          2.2745          1.7868
       101-13                  3.0733          2.6456          2.2423          1.7455
       101-14                  3.0563          2.6207          2.2100          1.7042
       101-15                  3.0394          2.5959          2.1778          1.6630
       101-16                  3.0224          2.5711          2.1456          1.6217
       101-17                  3.0055          2.5463          2.1135          1.5805
       101-18                  2.9886          2.5215          2.0814          1.5394
       101-19                  2.9717          2.4968          2.0492          1.4982
       101-20                  2.9548          2.4720          2.0172          1.4571
       101-21                  2.9379          2.4473          1.9851          1.4160
       101-22                  2.9210          2.4226          1.9530          1.3750
       101-23                  2.9041          2.3979          1.9210          1.3340
       101-24                  2.8873          2.3732          1.8890          1.2930

Spread @ Center Price             154             129              96              47
         WAL                     1.93            1.29            0.98            0.76
      Mod Durn                  1.812           1.237           0.954           0.745
  Principal Window      Aug03 - Jul08   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.12            1.12            1.12            1.12
       CMT_1YR                   1.09            1.09            1.09            1.09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 6A1

Balance     $14,500,000.00    Delay                    24    WAC(6)    5.563
Coupon              4.2355    Dated              7/1/2003    NET(6)    4.961
Settle           7/30/2003    First Payment     8/25/2003    WAM(6)      358

*Coupon = netrate - 0.7255 through month 81 then netrate - 0.27

Run to the earlier of 5% cleanup call and the weighted average reset in 82 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-08                  3.9956          3.8900          3.7827          3.6693
       101-09                  3.9900          3.8823          3.7728          3.6571
       101-10                  3.9845          3.8747          3.7630          3.6450
       101-11                  3.9789          3.8670          3.7532          3.6329
       101-12                  3.9734          3.8593          3.7433          3.6208
       101-13                  3.9679          3.8516          3.7335          3.6087
       101-14                  3.9623          3.8440          3.7237          3.5966
       101-15                  3.9568          3.8363          3.7139          3.5845
       101-16                  3.9513          3.8286          3.7041          3.5725
       101-17                  3.9457          3.8210          3.6943          3.5604
       101-18                  3.9402          3.8133          3.6845          3.5483
       101-19                  3.9347          3.8057          3.6747          3.5363
       101-20                  3.9292          3.7980          3.6649          3.5242
       101-21                  3.9237          3.7904          3.6551          3.5122
       101-22                  3.9181          3.7828          3.6453          3.5001
       101-23                  3.9126          3.7751          3.6355          3.4881
       101-24                  3.9071          3.7675          3.6258          3.4761

Spread @ Center Price              89             127             155             170
         WAL                     6.48            4.57            3.50            2.80
      Mod Durn                  5.574           4.021           3.139           2.550
  Principal Window      Aug03 - May10   Aug03 - May10   Aug03 - May10   Aug03 - May10

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.12            1.12            1.12            1.12
       CMT_1YR                   1.09            1.09            1.09            1.09

                               35 CPR          50 CPR          60 CPR          70 CPR
       101-08                  3.4662          3.0279          2.6568          2.1996
       101-09                  3.4500          3.0029          2.6244          2.1581
       101-10                  3.4338          2.9779          2.5920          2.1167
       101-11                  3.4176          2.9530          2.5597          2.0752
       101-12                  3.4014          2.9281          2.5273          2.0338
       101-13                  3.3853          2.9032          2.4950          1.9924
       101-14                  3.3691          2.8783          2.4628          1.9511
       101-15                  3.3530          2.8534          2.4305          1.9098
       101-16                  3.3369          2.8286          2.3983          1.8685
       101-17                  3.3207          2.8037          2.3661          1.8272
       101-18                  3.3046          2.7789          2.3339          1.7860
       101-19                  3.2885          2.7541          2.3017          1.7448
       101-20                  3.2724          2.7293          2.2696          1.7036
       101-21                  3.2564          2.7045          2.2375          1.6625
       101-22                  3.2403          2.6798          2.2054          1.6214
       101-23                  3.2242          2.6550          2.1733          1.5803
       101-24                  3.2082          2.6303          2.1413          1.5393

Spread @ Center Price             180             155             121              71
         WAL                     2.05            1.29            0.98            0.76
      Mod Durn                  1.908           1.237           0.954           0.744
  Principal Window      Aug03 - Mar10   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.12            1.12            1.12            1.12
       CMT_1YR                   1.09            1.09            1.09            1.09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 5A1

Balance     $32,000,000.00    Delay                    24    WAC(5)    4.833
Coupon              4.4045    Dated              7/1/2003    NET(5)    4.404
Settle           7/30/2003    First Payment     8/25/2003    WAM(5)      359

*Coupon = netrate

Run to the earlier of 5% cleanup call and the weighted average reset in 60 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-24                  3.9533          3.8229          3.6906          3.5528
       101-25                  3.9461          3.8136          3.6794          3.5395
       101-26                  3.9389          3.8044          3.6681          3.5262
       101-27                  3.9317          3.7952          3.6569          3.5129
       101-28                  3.9245          3.7860          3.6457          3.4996
       101-29                  3.9172          3.7768          3.6345          3.4863
       101-30                  3.9100          3.7676          3.6233          3.4730
       101-31                  3.9028          3.7584          3.6121          3.4597
       102-00                  3.8956          3.7491          3.6008          3.4465
       102-01                  3.8884          3.7399          3.5897          3.4332
       102-02                  3.8812          3.7308          3.5785          3.4199
       102-03                  3.8740          3.7216          3.5673          3.4067
       102-04                  3.8668          3.7124          3.5561          3.3935
       102-05                  3.8596          3.7032          3.5449          3.3802
       102-06                  3.8524          3.6940          3.5338          3.3670
       102-07                  3.8452          3.6848          3.5226          3.3538
       102-08                  3.8381          3.6757          3.5114          3.3406

Spread @ Center Price             125             152             164             171
         WAL                     4.79            3.69            3.00            2.50
      Mod Durn                  4.237           3.318           2.726           2.301
  Principal Window      Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.12            1.12            1.12            1.12
       CMT_1YR                  1.090           1.090           1.090           1.090


                                35 CPR          50 CPR          60 CPR          70 CPR
       101-24                   3.3083          2.7858          2.2939          1.6883
       101-25                   3.2913          2.7610          2.2617          1.6472
       101-26                   3.2744          2.7362          2.2296          1.6061
       101-27                   3.2574          2.7114          2.1975          1.5650
       101-28                   3.2404          2.6866          2.1655          1.5240
       101-29                   3.2235          2.6619          2.1334          1.4830
       101-30                   3.2066          2.6371          2.1014          1.4420
       101-31                   3.1896          2.6124          2.0694          1.4010
       102-00                   3.1727          2.5877          2.0374          1.3601
       102-01                   3.1558          2.5630          2.0054          1.3192
       102-02                   3.1389          2.5384          1.9735          1.2784
       102-03                   3.1220          2.5137          1.9416          1.2376
       102-04                   3.1051          2.4891          1.9097          1.1968
       102-05                   3.0883          2.4645          1.8778          1.1560
       102-06                   3.0714          2.4399          1.8460          1.1153
       102-07                   3.0546          2.4153          1.8141          1.0745
       102-08                   3.0377          2.3907          1.7823          1.0339

Spread @ Center Price              169             131              85              20
         WAL                      1.93            1.29            0.98            0.76
      Mod Durn                   1.805           1.236           0.955           0.746
  Principal Window       Aug03 - Jul08   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                   1.12            1.12            1.12            1.12
      LIBOR_1YR                   1.12            1.12            1.12            1.12
       CMT_1YR                   1.090           1.090           1.090           1.090

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 6A1

Balance     $14,500,000.00    Delay                    24    WAC(6)    5.563
Coupon               4.961    Dated              7/1/2003    NET(6)    4.961
Settle           7/30/2003    First Payment     8/25/2003    WAM(6)      358

*Coupon = netrate

Run to the earlier of 5% cleanup call and the weighted average reset in 82 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       102-13                  4.5056          4.3173          4.1263          3.9251
       102-14                  4.5000          4.3095          4.1165          3.9130
       102-15                  4.4944          4.3018          4.1066          3.9009
       102-16                  4.4888          4.2941          4.0968          3.8889
       102-17                  4.4832          4.2864          4.0869          3.8768
       102-18                  4.4776          4.2787          4.0771          3.8647
       102-19                  4.4720          4.2710          4.0673          3.8527
       102-20                  4.4664          4.2633          4.0575          3.8406
       102-21                  4.4608          4.2555          4.0476          3.8286
       102-22                  4.4552          4.2479          4.0378          3.8166
       102-23                  4.4496          4.2402          4.0280          3.8046
       102-24                  4.4441          4.2325          4.0182          3.7926
       102-25                  4.4385          4.2248          4.0084          3.7805
       102-26                  4.4329          4.2171          3.9986          3.7685
       102-27                  4.4273          4.2094          3.9888          3.7566
       102-28                  4.4217          4.2017          3.9791          3.7446
       102-29                  4.4162          4.1941          3.9693          3.7326

Spread @ Center Price             141             170             191             197
         WAL                     6.48            4.57            3.50            2.80
      Mod Durn                  5.422           3.937           3.089           2.520
  Principal Window      Aug03 - May10   Aug03 - May10   Aug03 - May10   Aug03 - May10

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.12            1.12            1.12            1.12
       CMT_1YR                   1.09            1.09            1.09            1.09


                               35 CPR          50 CPR          60 CPR          70 CPR
       102-13                  3.5660          2.7920          2.1374          1.3322
       102-14                  3.5500          2.7674          2.1056          1.2915
       102-15                  3.5339          2.7428          2.0738          1.2509
       102-16                  3.5179          2.7182          2.0420          1.2103
       102-17                  3.5019          2.6937          2.0102          1.1697
       102-18                  3.4858          2.6691          1.9785          1.1292
       102-19                  3.4698          2.6446          1.9468          1.0887
       102-20                  3.4538          2.6201          1.9151          1.0482
       102-21                  3.4378          2.5956          1.8834          1.0077
       102-22                  3.4219          2.5711          1.8518          0.9673
       102-23                  3.4059          2.5466          1.8201          0.9269
       102-24                  3.3899          2.5222          1.7885          0.8865
       102-25                  3.3740          2.4977          1.7570          0.8462
       102-26                  3.3580          2.4733          1.7254          0.8059
       102-27                  3.3421          2.4489          1.6939          0.7656
       102-28                  3.3262          2.4245          1.6623          0.7254
       102-29                  3.3103          2.4002          1.6308          0.6851

Spread @ Center Price             191             133              72             -13
         WAL                     2.05            1.29            0.98            0.76
      Mod Durn                  1.896           1.238           0.957           0.749
  Principal Window      Aug03 - Mar10   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.12            1.12            1.12            1.12
       CMT_1YR                   1.09            1.09            1.09            1.09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.